UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2009
NRG ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)
211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)
(609) 524-4500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23
EX-99.1
EX-99.2
EX-99.3

     This Current Report on Form 8-K/A (“Form 8-K/A”) amends the Form 8-K filed by NRG Energy, Inc. (“NRG”) on May 7, 2009 (the “Original 8-K”) to include the information required by Item 9.01 of the Form 8-K in connection with NRG’s recent acquisition of the Texas electric retail business operations (“Reliant Retail”) of RRI Energy, Inc. (formerly known as Reliant Energy, Inc., and referred to herein as RRI).
Item 9.01 Financial Statements and Exhibits
(a) Financial statements of businesses acquired
     Reliant Retail constituted substantially all of the business of RERH Holdings, LLC and subsidiaries (“RERH”), a wholly owned subsidiary of RRI. Accordingly, the audited consolidated balance sheets of RERH as of December 31, 2008 and 2007, and the related consolidated statements of operations, members’ equity and comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2008, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference. In addition, the unaudited condensed consolidated balance sheet of RERH as of March 31, 2009, and the related condensed consolidated statements of operations and cash flows for the three-month periods ended March 31, 2009 and 2008, are included as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.
     NRG did not acquire the portions of the business reported under RERH related to retail markets outside of Texas. In addition, NRG acquired a power purchase agreement on a wind farm in Texas, as well as related Renewable Energy Certificates and hedges, which were not part of RERH. Elimination of the specified assets and liabilities that were not acquired or assumed, and the addition of the specified assets acquired and liabilities assumed that were not part of RERH, are depicted in pro forma financial statements presenting the effects of the acquisition, as set forth in Item 9.01(b) below.
(b) Pro forma financial information
          The following unaudited pro forma financial information presenting the effects of the acquisition is filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference:
I.	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2009

II.	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2008 and the three months ended March 31, 2009

III.	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements
(c) Exhibits

Exhibit Number	Description

23	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	Audited Consolidated Balance Sheets of RERH Holdings, LLC and Subsidiaries as of December 31, 2008 and 2007, and the related Consolidated Statements of Operations, Members’ Equity and Comprehensive Income (Loss), and Cash Flows for each of the years in the three-year period ended December 31, 2008.

99.2	Unaudited Condensed Consolidated Balance Sheet of RERH Holdings, LLC and Subsidiaries as of March 31, 2009, and the related Condensed Consolidated Statements of Operations and Cash Flows for the three months ended March 31, 2009 and 2008.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of NRG Energy, Inc.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG ENERGY, INC.
Date: July 17, 2009	/s/ Michael Bramnick
	Name:	Michael Bramnick
	Title:	Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

23	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	Audited Consolidated Balance Sheets of RERH Holdings, LLC and Subsidiaries as of December 31, 2008 and 2007, and the related Consolidated Statements of Operations, Members’ Equity and Comprehensive Income (Loss), and Cash Flows for each of the years in the three-year period ended December 31, 2008.

99.2	Unaudited Condensed Consolidated Balance Sheet of RERH Holdings, LLC and Subsidiaries as of March 31, 2009, and the related Condensed Consolidated Statements of Operations and Cash Flows for the three months ended March 31, 2009 and 2008.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of NRG Energy, Inc.

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